UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 15, 2019
Date of Report (Date of earliest event reported)

GOODRICH PETROLEUM CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana St., Suite 700
Houston, Texas 77002
(Address of principal executive offices)

(713) 780-9494
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GDP	NYSE American

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On June 13, 2019, the holders of record of approximately 53.74% of the outstanding shares of the common stock, par value $0.01 per share (the “Common Stock”) of Goodrich Petroleum Corporation (the “Company”) executed a written consent (the “Consent”) approving the adoption of an amendment and restatement (the “Amendment”) of the Company’s Second Amended and Restated Certificate of Incorporation dated October 12, 2016 (the “Original Certificate of Incorporation” and as amended and restated by the Amendment, the “Amended Certificate of Incorporation”). Pursuant to such Consent and consistent with the approvals of the Company’s Board of Directors (the “Board”), on August 15, 2019, prior to commencing its 2019 Annual Meeting of Stockholders on August 20, 2019 (the “Annual Meeting”), the Company submitted the Amended Certificate of Incorporation, effective August 16, 2019, for filing with the Delaware Secretary of State. The Company received confirmation from the Delaware Secretary of State on August 16, 2019 that the Amended Certificate of Incorporation has been filed and is effective.

The Amended Certificate of Incorporation made the following changes to the Original Certificate of Incorporation:

•	Provides that the size of the Board will consist of one or more directors with such number to be determined by the Board in its sole discretion from time to time;

•	Provides that the Board will consist of a single class with each director serving a term of one year;

•	Provides that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the shares entitled to vote in director elections;

•	Removes certain provisions regarding the rights of holders of previously outstanding warrants issued by the Company; and

•	Removes certain voting limitations and other provisions adopted in connection with and/or related to the Company’s emergence from bankruptcy in 2016.

A description of the key provisions of the Amended Certificate of Incorporation is included in the Company's Information Statement on Schedule 14C filed with the Commission on June 26, 2019, and the summary above is qualified in its entirety by reference to the full text of the Amended Certificate of Incorporation, which is incorporated herein by reference as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting on August 20, 2019, the Company’s stockholders: (1) elected the eight persons recommended by the Board to serve as directors of the Company, (2) ratified the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and (3) approved, on an advisory basis, the compensation of certain of the Company’s executive officers set forth in the Proxy Statement. Each of these items is more fully described in the Company’s definitive proxy statement filed on July 19, 2019.

The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Directors:

Nominee	For	Withheld	Broker Non- Votes
Walter G. Goodrich	10,402,561	63,212	574,059
Robert C. Turnham, Jr.	10,402,562	63,211	574,059
Timothy D. Leuliette	9,873,908	591,865	574,059
Ronald F. Coleman	9,340,690	1,125,083	574,059
K. Adam Leight	9,875,208	590,565	574,059
Thomas M. Souers	9,119,623	1,346,150	574,059
Jeffrey S. Serota	10,391,485	74,288	574,059
Edward J. Sondey	10,391,486	74,287	574,059

Proposal No. 2 — Ratification of the Selection of Moss Adams LLP:

For	Against	Abstain
11,036,375	3,433	24

Proposal No. 3 — Approval of Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
9,718,335	725,101	22,337	574,059

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation, dated August 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

August 21, 2019	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Executive Vice President, General Counsel and Corporate Secretary